SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                   Pursuant to Regulation FD Rules 100 and 101



Date of Report (Date of earliest event reported): September 9, 2002


                     NL INDUSTRIES, INC.
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       (Exact name of registrant as specified in charter)



New Jersey                 1-640                    13-5267260
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(State or other       (Commission File No.)     (Employer ID No.)
jurisdiction of
incorporation)



16825 Northchase Dr., Suite 1200, Houston, Texas             77060
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code   (281) 423-3300
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                          Not Applicable
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  (Former name or former address, if changed since last report)

Item 9      Regulation FD Disclosure.
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            On  September  9,  2002,  Kronos  International,  Inc.  ("KII"),  an
      indirect, wholly-owned subsidiary of the Registrant, furnished to holders of KII's 8.875% Senior Secured Notes (the "Notes") due 2009 certain financial information that would be required to be contained in a filing with the Securities and Exchange Commission on Form 10-Q for the fiscal quarter ended June 30, 2002, if KII were required to file such form. KII furnished the same information to the initial purchasers of the Notes.

            A copy of the information so furnished is attached to this Form 8-K as Exhibit 99.1.




                        *      *      *      *      *




                                   SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NL INDUSTRIES, INC.
                                          (Registrant)



                                          /s/Robert D. Hardy
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                                           Robert D. Hardy
                                           Chief Financial Officer

Dated: September 9, 2002